                                                                      EXHIBIT 99


TERM SHEETS

The following two spreadsheets are meant to supplement the supplemental structural term sheet dated October 21, 2002 (which was a supplement to the original structural term sheet dated October 18, 2002). The following supplement modifies the prior term sheets to the extent set forth in the supplement and reflects the changing of the structure to divide the Class A-1 Certificates into three separate Classes of Certificates.

The Class A-1 and Class A-2 Certificates will be paid principal on a pro rata basis (at the same priority as the superseded Class A-1 Certificates would have been entitled to be paid) based upon fixed percentages (60.837106841% and 39.162893159%, respectively) until the Class A-1 Certificates have been reduced to zero. After the Class A-1 Certificates have been reduced to zero, the Class A-2 and Class A-3 Certificates will be paid principal on a pro rata basis based upon their related outstanding principal amounts. All three of these Classes will receive interest pro rata with the other AAA Classes of Certificates.

This supplemental structural term sheet will be superseded in its entirety by the information contained in the final prospectus issued in connection with the Certificates.

This material is for your private information and neither Wachovia Securities, Inc. nor Nomura Securities International, Inc. (collectively, the ""Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.


WACHOVIA                                                                NOMURA

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C2
--------------------------------------------------------------------------------
TRANSACTION STRUCTURE
--------------------------------------------------------------------------------
STRUCTURE OVERVIEW
--------------------------------------------------------------------------------


OFFERED CERTIFICATES


                                                 Approx.
          Expected Ratings                        % of      Approx.     Weighted                         Assumed
          ------------------   Certificate    Cut-off Date  Credit      Average       Principal           Final
  Class     S&P     Moody's     Balance (1)       Pool      Support   Life (yrs)(2)   Window(2)    Distribution Date (2) Rate Type
-----------------------------------------------------------------------------------------------------------------------------------
A-1         AAA       Aaa     $ 36,056,000         4.12%    22.75%        3.00        12/02-10/07     10/15/2007            Fixed
-----------------------------------------------------------------------------------------------------------------------------------
A-2         AAA       Aaa       80,000,000         9.14%    22.75%        5.70        12/02-02/12     02/15/2012            Fixed
-----------------------------------------------------------------------------------------------------------------------------------
A-3         AAA       Aaa       88,219,000        10.08%    22.75%        6.80        10/07-02/12     02/15/2012            Fixed
-----------------------------------------------------------------------------------------------------------------------------------
A-4         AAA       Aaa      471,716,000        53.91%    22.75%        9.81        02/12-10/12     10/15/2012            Fixed
-----------------------------------------------------------------------------------------------------------------------------------
B           AA        Aa2       32,815,000         3.75%    19.00%        9.93        10/12-10/12     10/15/2012            Fixed
-----------------------------------------------------------------------------------------------------------------------------------
C           AA-       Aa3       10,939,000         1.25%    17.75%        9.93        10/12-10/12     10/15/2012            Fixed
-----------------------------------------------------------------------------------------------------------------------------------
D            A        A2        28,439,000         3.25%    14.50%        9.93        10/12-10/12     10/15/2012            Fixed
-----------------------------------------------------------------------------------------------------------------------------------
E           A-        A3         8,751,000         1.00%    13.50%        9.93        10/12-10/12     10/15/2012            Fixed
-----------------------------------------------------------------------------------------------------------------------------------



NON-OFFERED CERTIFICATES


                                                 Approx.
          Expected Ratings                        % of      Approx.     Weighted                         Assumed
          ------------------   Certificate    Cut-off Date  Credit      Average       Principal           Final
  Class     S&P     Moody's     Balance (1)       Pool      Support   Life (yrs)(2)   Window(2)    Distribution Date (2) Rate Type
-----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
F            (3)     (3)       $ 10,938,000        1.25%     12.25%        (3)            (3)            (3)             Fixed(4)
----------------------------------------------------------------------------------------------------------------------------------
G            (3)     (3)         15,314,000        1.75%     10.50%        (3)            (3)            (3)             Fixed(4)
----------------------------------------------------------------------------------------------------------------------------------
H            (3)     (3)         13,126,000        1.50%      9.00%        (3)            (3)            (3)             Fixed(4)
----------------------------------------------------------------------------------------------------------------------------------
J            (3)     (3)         16,408,000        1.88%      7.13%        (3)            (3)            (3)               Fixed
----------------------------------------------------------------------------------------------------------------------------------
K            (3)     (3)         15,313,000        1.75%      5.38%        (3)            (3)            (3)               Fixed
----------------------------------------------------------------------------------------------------------------------------------
L            (3)     (3)          4,376,000        0.50%      4.88%        (3)            (3)            (3)               Fixed
----------------------------------------------------------------------------------------------------------------------------------
M            (3)     (3)          8,751,000        1.00%      3.88%        (3)            (3)            (3)               Fixed
----------------------------------------------------------------------------------------------------------------------------------
N            (3)     (3)          7,656,000        0.87%      3.00%        (3)            (3)            (3)               Fixed
----------------------------------------------------------------------------------------------------------------------------------
O            (3)     (3)          6,165,000        0.70%      2.30%        (3)            (3)            (3)               Fixed
----------------------------------------------------------------------------------------------------------------------------------
P            (3)     (3)         20,087,993        2.30%      0.00%        (3)            (3)            (3)               Fixed
----------------------------------------------------------------------------------------------------------------------------------
IO-II(XP)    (3)     (3)        488,120,000 (5)       N/A        N/A       N/A            (3)            (3)             Variable
----------------------------------------------------------------------------------------------------------------------------------
IO-III(XPB)  (3)     (3)        336,495,000 (5)       N/A        N/A       N/A            (3)            (3)             Variable
----------------------------------------------------------------------------------------------------------------------------------
IO-I(XC)     (3)     (3)        875,069,993 (5)       N/A        N/A       N/A            (3)            (3)             Variable
----------------------------------------------------------------------------------------------------------------------------------

(1) In the case of each such Class, subject to a permitted variance of plus or minus 5%.

(2) As of the Cut-Off Date, the Weighted Average Life, Principal Window and Assumed Final Distribution Date were calculated assuming no prepayments will be made on the Mortgage Loans prior to their related maturity dates (or, in the case of ARD Loans, their Anticipated Repayment Dates) and the other assumptions set forth under ""YIELD AND MATURITY CONSIDERATIONS-Yield Considerations" in the prospectus supplement.

(3) Not offered hereby. Any information provided herein regarding the terms of these Certificates is provided only to enhance your understanding of the Offered Certificates.

(4) The Pass-Through Rate applicable to the Class F, Class G and Class H Certificates for any Distribution Date will be subject to a maximum rate of the applicable Weighted Average Net Mortgage Rate for such date.

(5) The Class IO Certificates will not have a certificate balance and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of each of the components of the Class IO Certificates as described in the prospectus supplement. The interest rate applicable to each component of the Class IO Certificates for each distribution date will equal the rate specified in the prospectus supplement.


This material is for your private information and neither Wachovia Securities, Inc. nor Nomura Securities International, Inc. (collectively, the ""Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.


WACHOVIA                                                                NOMURA

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C2
--------------------------------------------------------------------------------
STRUCTURAL SCHEMATIC
--------------------------------------------------------------------------------


                               STRUCTURAL OVERVIEW

                        [GRAPHIC DEPICTION OF STRUCTURE]

                        [GRAPHIC DEPICTION OF STRUCTURE]


This material is for your private information and neither Wachovia Securities, Inc. nor Nomura Securities International, Inc. (collectively, the ""Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.


WACHOVIA                                                                NOMURA